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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K



                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of l934

Date of report (Date of earliest event reported) April 19, 2000



                           USFREIGHTWAYS CORPORATION
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            (Exact name of registrant as specified in its charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)


                0-19791                              36-3790696
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        (Commission File Number)                  (I.R.S. Employer
                                                 Identification No.)


        8550 W. Bryn Mawr Avenue, Suite 700
                Chicago, Illinois                       60631
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      (Address of principal executive offices)        (Zip Code)


                                (773) 824-1000
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             (Registrant's Telephone Number, Including Area Code)


                                      N/A
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        (Former name or former address, if changed since last report.)
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Item 5. Other Events
        ------------

     On April 25, 2000, USFreightways Corporation issued $150,000,000 8-1/2% Guaranteed Notes due April 15, 2010. Credit Suisse First Boston Corporation and Merrill Lynch, Pierce, Fenner & Smith, Incorporated served as the underwriters in the offering.

Item 7. Financial Statements and Exhibits
        ---------------------------------

     (c) Exhibits.

     1.1 Underwriting Agreement dated April 19, 2000, by and among USFreightways Corporation, Credit Suisse First Boston Corporation and Merrill Lynch, Pierce, Fenner & Smith, Incorporated.

     4.1  8-1/2% Guaranteed Note due April 15, 2010.
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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           USFREIGHTWAYS CORPORATION



Dated: April 26, 2000                      By: /s/ Christopher L. Ellis
                                              --------------------------------
                                              Christopher L. Ellis,
                                              Senior Vice President, Finance and
                                              Chief Financial Officer